Exhibit 99.1

Corporate Presentation Sidoti Micro Cap Conference Dr Faz Chowdhury, CEO 15 th November 2023 Nasdaq: NMRD

Forward - Looking Statements This presentation includes forward - looking statements that are subject to many risks and uncertainties. These forward - looking statements, such as statements about Nemaura’s short - term and long - term growth strategies, can sometimes be identified by use of terms such as “intend,” “expect,” “plan,” “estimate,” “future,” “strive,” and similar words. These statements involve many risks and uncertainties that may cause actual results to differ from what may be expressed or implied in these statements. These risks are discussed in Nemaura’s filings with the Securities and Exchange Commission (the “Commission”), including the risks identified under the section captioned “Risk Factors” in Nemaura’s Annual Report on Form 10 - K for the fiscal year ended March 31, 2023, as filed with the Commission, as the same may be updated from time to time. Nemaura disclaims any obligation to update information contained in these forward - looking statements whether as a result of new information, future events, or otherwise.

Clinical Need… Obesity and Diabetes are two of the major drivers of the chronic disease epidemic . 96 Million people had pre - diabetes in the USA alone, in 2019 1 Over 40 % of the US Adult population suffers from obesity 2

Clinical Need… The tide of chronic disease conditions cannot be turned unless these two drivers, obesity and pre - diabetes are addressed .

To address this, we developed a Non - invasive daily wear continuous Glucose sensor targeting: Clinical Market: Type 2 diabetes: >60 million people in Europe 2 Consumer market: Pre - diabetes and Obesity: >90 million people 1 in USA [This market is currently deemed to be the largest opportunity for Nemaura ]

Key Achievements 1. Developed a world - first wearable device with a daily disposable glucose sensor. 2. CE Approved Class 2b Medical device in Europe 3. Approved by the Saudi Arabia Food and Drug Agency 4. Launched sensor sales via consumer program in UK, with other territories to follow

sugarBEAT ® Example of Volunteer data compared with BGM and Invasive CGM Blue: Finger Prick BGM (Blood glucose meter) Red: Invasive CGM sugarBEAT® Raw data presented (prior to algorithmic conversion, demonstrating tight correlation)

sugarBEAT ® Example of Volunteer data (Non - diabetic)

Our Solution: A digital biomarker, as part of a consumer metabolic health program The Meta - Score is a digital biomarker, and a number between 10 and 100 that is derived from human behavioral patterns and a body worn sensor that measures insulin resistance or sensitivity .

Our Solution: A digital biomarker, as part of a consumer metabolic health program Clinical evidence demonstrates that poor glucose control can be a cause of Dementia, Diabetes, Cardiovascular complications and obesity 3 .

Our Solution: A digital biomarker The digital program has been branded Miboko : Mind, Body, Konnect . The sensor is one of a kind, non - invasive single day use . As little as one sensor is needed per month .

Augmented with GLP - 1 Agonists GLP – 1 Agonists, not only improve blood sugar control but has shown significant weight loss . Studies have shown that people using Semaglutide and making lifestyle changes lost about 34 pounds (over 15 Kg) versus less than 6 pounds (or 2 . 6 Kg) for those who did not use the drug 10 .

Miboko : A Mass - Market Consumer Product Download the app and On - board Sensor measures metabolic health score Receive report and weekly targets

Miboko : A Mass - Market Consumer Product Download the app and On - board Achievable lifestyle targets are set automatically after on - boarding

Miboko : A Mass - Market Consumer Product Download the app and On - board Achievable lifestyle targets are set automatically after on - boarding

Miboko : A Mass - Market Consumer Product Body worn sensor measures the Meta - score, based on insulin resistance, once or twice a month, and eventually potentially only once every 2 - 3 months.

Miboko : A Mass - Market Consumer Product The Meta - score is a digital biomarker that combines insulin sensitivity with behavioral patterns. It provides a single number/score providing a holistic representation of a persons state of metabolic health

Miboko : Results One of a kind body worn sensor Insight into metabolic health through an AI driven digital biomarker Easy to use, minimum user burden Low cost Intended as a companion for life, and the meta - score will become synonymous with sustained good metabolic health

Miboko : Market - USA Over 100 million potential customers 1,2 Anticipate reimbursement by healthcare providers and employers Gross margins expected to be > 70% (or over 50% with drugs)

Miboko : Market - KSA According to the World Health Organization (WHO), Saudi Arabia has the second - highest rate of diabetes in the Middle East and the seventh - highest globally 7 . Around 7 million Saudis (24%) are diabetic, while almost 3 million have prediabetes 8 . It is estimated that diabetes costs the Saudi government roughly 14% of its total annual health expenditure 8,9 . Addressable Market: 10 Million potential users

Miboko : Key Competition Noom: Over 50 million Subscribers, (of which approximately 2 million are paid subscribers), >$400m Revenues in 2020 4 Miboko USP: A holistic Metabolic health approach to sustained good metabolic health through sustainable weight loss and insight into insulin sensitivity – without the need for a prescription for the sensor.

Miboko : Key Competition What about other competition with programs using Invasive 10 - 14 day CGM? Invasive CGM’s require a prescription in the U.S. Skin trauma from Needle and/or adhesive Reports of pain when pulling sensor filament out of arm These factors make invasive sensors challenging for a consumer market Needle for inserting sensor

Miboko : Key Competition Bruising on Skin will make consumer uptake challenging: Example of bruising on skin from application of 6 invasive sensors over a 3 - 4 month period Whilst this is acceptable in the medical space, it poses significant challenges in the consumer space.

Growth Plans ▪ Partner with companies with existing sales infrastructure for B to C route ▪ Sell to employers and insurers to complement their existing offerings

Key Highlights ▪ One of the fastest growing areas of healthcare – weight loss, and preventative health management through the use of low - cost body worn sensor and digital biomarker ▪ First mover advantage with daily wear non - invasive sensor ▪ Commenced Commercialisation in UK, and to be followed by other territories ▪ Vast potential market size – operating in a market valued at over $250Billion 5

Future Targets ▪ Launch sugarBEAT ® as a standlone medical device CGM sensor in UK and KSA ▪ Complete development of Lactate sensor and partner/license sensor for sports/personal training market ▪ Partner Miboko in global territories with focus on USA ▪ Achieve FDA PMA approval for 24 - hour sugarBEAT ® sensor

References 1. https://www.cdc.gov/diabetes/data/statistics - report/prevalence - of - prediabetes.html#:~:text=An%20estimated%2096%20million%20adults,A1C%20level%20(Table%2 03) . 2. https://www.niddk.nih.gov/health - information/health - statistics/overweight - obesity 3. https://www.health.harvard.edu/blog/whats - the - relationship - between - diabetes - and - dementia - 202107122546 4. https://www.bloomberg.com/news/articles/2021 - 05 - 25/weight - loss - app - noom - gets - 540 - million - in - silver - lake - led - round 5. https://www.bccresearch.com/market - research/food - and - beverage/weight - loss - market.html 6. https://www.wsj.com/articles/nemaura - medical - reports - initial - patient - data - from - uk - nhs - miboko - study - that - demonstrates - weight - loss - in - 100 - of - participants - 01674565523 7. IDF: diabetes atlas. (2019). Accessed: March 14, 2019: https://www.diabetesatlas.org/upload/resources/material/20200302_133351_IDFATLAS9e - final - web.pdf .

References 8. Naeem Z: Burden of diabetes mellitus in Saudi Arabia . Int J Health Sci (Qassim). 2015, 9:5 - 7. 10.12816/0024690 9. Al Dawish MA, Robert AA, Braham R, Al Hayek AA, Al Saeed A, Ahmed RA, Al Sabaan FS: Diabetes mellitus in Saudi Arabia: a review of the recent literature. Curr Diabetes Rev. 2016, 12:359 - 68. 10.2174/1573399811666150724095130 9. https:// www.mayoclinic.org /diseases - conditions/type - 2 - diabetes/expert - answers/ byetta /faq - 20057955